UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 16, 2010

Date of Report (Date of earliest event Reported)

L & L Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-32505	91-2103949
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

130 Andover Park East, Suite 200, Seattle WA 98188

                        (Address of principal executive offices)                          (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

130 Andover Park East, Suite 101, Seattle WA 98188

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On August 16, 2010, L & L Energy, Inc. (the “Company”) issued a press release announcing that the Company’s Stockholder’s Annual Meeting will be held on Thursday, September 9, 2010, at 2:30 PM Pacific Time at the Company’s headquarters at 130 Andover Park East, Suite 200, Seattle, Washington 98188.

The Company also mailed the Notice of Annual Meeting and Proxy Statement to stockholders of record on July 30, 2010.  Form 10-K Annual Report for fiscal 2010 has been filed with the Securities and Exchange Commission. The Annual Report, excluding exhibits, is available to stockholders on the Company’s website at www.LLEnergyInc.com.  In addition, the Company will furnish the Annual Report free of charge to any stockholder upon written request made to the Company at 130 Andover Park East Suite 200, Seattle, WA 98188.  A Copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits
99.1     Press Release dated August 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L & L ENERGY, INC.
(Registrant)

Date: August 16, 2010	By:	/s/ Dickson V. Lee
Dickson V. Lee
Chief Executive Officer